EXHIBIT 21

Name of Subsidiary	Entity	State/Jurisdiction
68-540 Farrington LLC	Delaware	Limited liability company
7107 Hollywood Developers LLC	Delaware	Limited liability company
9350 Civic Center Drive, LLC	Delaware	Limited liability company
9350 Civic Center JV, LLC	Delaware	Limited liability company
Alexander Road Owner, LLC	Delaware/NV	Limited liability company
Bailey Farm JV Carried Interest Plan, LLC	Delaware	Limited liability company
Bailey Farm Owner, LLC	Delaware	Limited liability company
Bailey Farm PT, LLC	Delaware	Limited liability company
BASGF II - Richmond, LLC	Delaware	Limited liability company
Bay Area Smart Growth Fund II, LLC	Delaware	Limited liability company
Bay Fund Opportunity LLC	California	Limited liability company
Capri Serenade, LLC	Delaware	Limited liability company
Capri/KW Bailey Farm Holdings, LLC	Delaware	Limited liability company
Capri/KW Bailey sponsor, LLC	Delaware	Limited liability company
Country Ridge IX, LLC	Delaware	Limited liability company
Cypress Pointe Investments Corp.	California	Corporation
Cypress Pointe Investments LLC	California	Limited liability company
Deer Springs Owner, LLC	Delaware	Limited liability company
Desert Ramrod Owner, LLC	Delaware	Limited liability company
Dillingham Ranch Aina LLC	Delaware	Limited liability company
Fairways 340 Corp.	Delaware	Corporation
Gateway KW-Esprit I JV, LLC	Delaware	Limited liability company
Gateway KW-Esprit I Owner, LLC	Delaware	Limited liability company
Guardian/KW Blossom Hill, LLC	Delaware	Limited liability company
Guardian/KW Hilltop, LLC	Delaware	Limited liability company
Guardian/KW Santa Maria Land Partners, LLC	Delaware	Limited liability company
Hotel Majestic LLC	Delaware	Limited liability company
Indian Ridge Owner, LLC	Delaware	Limited liability company
Kennedy Wilson Auction Group, Inc.	California	Corporation
Kennedy Wilson Capital	California	Corporation
Kennedy Wilson Capital Trust I	Delaware	Corporation
Kennedy Wilson Core Plus Real Estate Fund GP, LLC	Delaware	Limited liability company
Kennedy Wilson Espana, S.L.U	Spain	Limited liability company
Kennedy Wilson Europe Limited	Ireland	Corporation
Kennedy Wilson Fund Management Group, LLC	California	Limited liability company
Kennedy Wilson Holdings, Inc.	Delaware	Corporation
Kennedy Wilson Ireland Limited	Ireland	Corporation
Kennedy Wilson Overseas Investments, Inc.	Delaware	Corporation
Kennedy Wilson Overseas Investments, LLC	Delaware	Limited liability company
Kennedy Wilson Property Equity IV, LLC	Delaware	Limited liability company
Kennedy Wilson Property Equity V, LLC	delaware	Limited liability company
Kennedy Wilson Property Equity VI	Delaware	Limited liability company
Kennedy Wilson Property Services V, LLC	Delaware	Limited liability company
Kennedy Wilson Property Services VI, LLC	Delaware	Limited liability company
Kennedy Wilson Real Estate Fund IV (IP), L.P.	Delaware	Limited Partnership
Kennedy Wilson Real Estate Fund IV (PF), L.P.	Delaware	Limited Partnership
Kennedy Wilson Real Estate Fund IV, L.P.	Delaware	Limited Partnership
Kennedy Wilson Real Estate Fund V Feeder, LP	Delaware	Limited Partnership
Kennedy Wilson Real Estate Fund V, LP	Delaware	Limited Partnership
Kennedy wilson Real Estate Fund VI - Parallel Q, LP	Delaware	Limited Partnership
Kennedy Wilson Real Estate Fund VI Feeder, LP	Delaware	Limited Partnership
Kennedy Wilson Real Estate Fund VI, LP	Delaware	Limited Partnership
Kennedy Wilson Real Estate Sales & Marketing	California	Corporation
Kennedy Wilson REF IV AG, LLC	Delaware	Limited liability company
Kennedy Wilson REF IV BL, LLC	Delaware	Limited liability company
Kennedy Wilson REF V BL, LLC	Delaware	Limited liability company
Kennedy Wilson REF VI REIT Aggregator, LLC	delaware	Limited liability company
Kennedy Wilson REF VI, BL Q, LLC	Delaware	Limited liability company
Kennedy Wilson REF VI, BL, LLC	Delaware	Limited liability company
Kennedy Wilson UK Limited	England	Corporation
Kennedy-Wilson Advisers, Inc.	Delaware	Corporation
Kennedy-Wilson Austin Inc.	Texas	Corporation
Kennedy-wilson charitable Foundation	Delaware	Limited liability company
Kennedy-Wilson Florida Management Inc.	Delaware	Corporation
Kennedy-Wilson Fund Management Group, LLC	California	Limited liability company

Kennedy-Wilson International	California	Corporation
Kennedy-Wilson Nevada Management, Inc.	Delaware	Corporation
Kennedy-Wilson Ohio Management, Inc.	Delaware	Corporation
Kennedy-Wilson Pennsylvania Management, Inc.	Delaware	Corporation
Kennedy-Wilson Properties Northwest, Ltd	Washington	Corporation
Kennedy-Wilson Properties of Arizona Ltd.	Arizona	Corporation
Kennedy-Wilson Properties of Texas Ltd.	Texas	Corporation
Kennedy-Wilson Properties, Ltd.	Delaware	Corporation
Kennedy-Wilson Properties, Ltd.	Illinois	Corporation
Kennedy-Wilson Property Equity II, Inc.	Delaware	Corporation
Kennedy-Wilson Property Equity III, Inc.	Delaware	Corporation
Kennedy-Wilson Property Equity, Inc.	Delaware	Corporation
Kennedy-Wilson Property Services II, Inc.	Delaware	Corporation
Kennedy-Wilson Property Services III GP, LLC	Delaware	Limited liability company
Kennedy-Wilson Property Services III, LP	Delaware	Limited Partnership
Kennedy-Wilson Property Services IV, GP, LLC	Delaware	Limited liability company
Kennedy-Wilson Property Services IV, L.P.	Delaware	Limited Partnership
Kennedy-Wilson Property Services V, LLC	Delaware	Limited liability company
Kennedy-Wilson Property Services, Inc.	Delaware	Corporation
Kennedy-Wilson Property Special Equity II, Inc.	Delaware	Corporation
Kennedy-Wilson Property Special Equity III, LLC	Delaware	Limited liability company
Kennedy-Wilson Property Special Equity IV, LLC	Delaware	Limited liability company
Kennedy-Wilson Property Special Equity, Inc.	Delaware	Corporation
Kennedy-Wilson Tech, Ltd.	California	Corporation
Kennedy-Wilson, Inc.	Delaware	Corporation
Kohanaiki Shores LLC	Delaware	Limited liability company
KW - Fort Union, LLC	Delaware	Limited liability company
KW - Richmond, LLC	Delaware	Limited liability company
KW 1200 Main , LLC	Delaware	Limited liability company
KW 136 El Camino, LLC	Delaware	Limited liability company
KW 150 El Camino LLC	Delaware	Limited liability company
KW 2012T, LLC Artemis Portfolio	Delaware	Limited liability company
KW 2013J LLC	Delaware	Limited liability company
KW 2013TT LLC	Delaware	Limited liability company
KW 2013UU LLC	Delaware	Limited liability company
KW 2013VV LLC	Delaware	Limited liability company
KW 2013WW LLC	Delaware	Limited liability company
KW 2013XX LLC	Delaware	Limited liability company
KW 2013YY LLC	Delaware	Limited liability company
KW 2013ZZ LLC	Delaware	Limited liability company
KW 2016A	Delaware	Limited liability company
KW 2016B	Delaware	Limited liability company
KW 2016C	Delaware	Limited liability company
KW 2016D	Delaware	Limited liability company
KW 2016E	Delaware	Limited liability company
KW 2016F	Delaware	Limited liability company
KW 2016G	Delaware	Limited liability company
KW 2016H	Delaware	Limited liability company
KW 2016I	Delaware	Limited liability company
KW 2016J	Delaware	Limited liability company
KW 2016K	Delaware	Limited liability company
KW 2016L	Delaware	Limited liability company
KW 2016M	Delaware	Limited liability company
KW 2016N	Delaware	Limited liability company
KW 2016O	Delaware	Limited liability company
KW 2016P	Delaware	Limited liability company
KW 2016Q	Delaware	Limited liability company
KW 2016R	Delaware	Limited liability company
KW 2016S	Delaware	Limited liability company
KW 2016T	Delaware	Limited liability company
KW 2016U	Delaware	Limited liability company
KW 2016V	Delaware	Limited liability company
KW 2016W	Delaware	Limited liability company
KW 2016X	Delaware	Limited liability company
KW 2016Y	Delaware	Limited liability company
KW 2016Z	Delaware	Limited liability company
KW 5200 Lankershim Manager, LLC	Delaware	Limited liability company
KW 75-489 Nani Kailua, LLC	Delaware	Limited liability company
KW 90 East	Delaware	Limited liability company
KW 9350 Civic Center Drive, LLC	Delaware	Limited liability company

KW Alameda LLC	Delaware	Limited liability company
KW Alameda Member LLC	Delaware	Limited liability company
KW Albuquerque Far North	Delaware	Limited liability company
KW Alpine Meadows, LLC	Delaware	Limited liability company
KW America Multifamily Manager II, LLC	Delaware	Limited liability company
KW America Multifamily Manager, LLC	California	Limited liability company
KW Armacost, LLC	Delaware	Limited liability company
KW Atlas, LLC	Delaware	Limited liability company
KW Baker, LLC	Delaware	Limited liability company
KW BASGF II Executives LLC	Delaware	Limited liability company
KW BASGF II Manager, LLC	Delaware	Limited liability company
KW Boise Plaza, LLC	Delaware	Limited liability company
KW Bozeman Investors, LLC	Delaware	Limited liability company
KW Bradley Square, LLC	Delaware	Limited liability company
KW Camarillo Land, LLC	Delaware	Limited liability company
KW CIG Management Services, LLC	Delaware	Limited liability company
KW Club Palisades Manager, LLC	Delaware	Limited liability company
KW Club Palisades, LLC	Delaware	Limited liability company
KW Cottonwood, LLC	Delaware	Limited liability company
KW CP West Hills Asset Manager, LLC	Delaware	Limited liability company
KW CP West Hills Participant, LLC, LLC	Delaware	Limited liability company
KW Creekview Shopping Center, LLC	Delaware	Limited liability company
KW Currier Square Shopping Center, LLC	Delaware	Limited liability company
KW Cypress, LLC	Delaware	Limited liability company
KW Desert Ramrod Executives, LLC	Delaware	Limited liability company
KW Desert Ramrod Sponsor, LLC	Delaware	Limited liability company
KW Dillingham Ranch Aina LLC	Delaware	Limited liability company
KW Eden Plaza, LLC	Delaware	Limited liability company
KW El Camino, LLC	Delaware	Limited liability company
KW Equinox, LLC	Delaware	Limited liability company
KW EU Investors I, LLC	Delaware	Limited liability company
KW EU Investors II, LLC	Delaware	Limited liability company
KW EU Investors III, LLC	Delaware	Limited liability company
KW EU Investors IV	Delaware	Limited liability company
KW EU Investors IX, LLC	Delaware	Limited liability company
KW EU Investors V	Delaware	Limited liability company
KW EU Investors VII	Delaware	Limited liability company
KW EU Investors VIII	Delaware	Limited liability company
KW EU Investors X, LLC	Delaware	Limited liability company
KW EU Loan Partners II, LLC	Delaware	Limited liability company
KW EU Loan Partners III, LLC	Delaware	Limited liability company
KW EU PRS Investor, LLC	Delaware	Limited liability company
KW Europe Investors I, LLC	Delaware	Limited liability company
KW Europe Investors II, LLC	Delaware	Limited liability company
KW Europe Investors III, LLC	Delaware	Limited liability company
KW Europe Investors IV, LLC	Delaware	Limited liability company
KW Executives - Richmond, LLC	California	Limited liability company
KW Executives Pacifica Partners, LLC	California	Limited liability company
KW Family Orem Shopping Center State Plaza, LLC	Delaware	Limited liability company
KW Fife, LLC	Delaware	Limited liability company
KW Fifth and Madison Property Executives, LLC	Delaware	Limited liability company
KW Foothill Place Executives, LLC	Delaware	Limited liability company
KW Foothill Place Member, LLC	Delaware	Limited liability company
KW Foothill Place, LLC	Delaware	Limited liability company
KW Four Points, LLC	California	Limited liability company
KW Fourth Plain, LLC	Delaware	Limited liability company
KW Fruitdale, LLC	Delaware	Limited liability company
KW Fund I - Hegenberger General Partner LLC	Delaware	Limited liability company
KW Fund III - (QP-A) - Club Palisades, LLC	Delaware	Limited liability company
KW Fund III - Cypress Pointe, LLC	Delaware	Limited liability company
KW Fund IV - Foothill Place	Delaware	Limited liability company
KW Fund IV - Kohanaiki, LLC	Delaware	Limited liability company
KW Fund IV - La Barranca, LLC	Delaware	Limited liability company
KW Fund IV - Redwood Shores, LLC	Delaware	Limited liability company
KW Fund IV - Tricenter, LLC	Delaware	Limited liability company
KW Fund V - 129 Paoakalani, LLC	Delaware	Limited liability company
KW Fund V - 2241 Kapiolani, LLC	Delaware	Limited liability company
KW Fund V - 303 17th Ave, LLC	Delaware	Limited liability company
KW Fund V - Ash Way	Delaware	Limited liability company

KW Fund V - Brand	Delaware	Limited liability company
KW Fund V - CCE, LLC	Delaware	Limited liability company
KW Fund V - Eastgate, LLC	Delaware	Limited liability company
KW Fund V - Harbour Pointe (Alara)	Delaware	Limited liability company
KW Fund V - LIV Bel-Red, LLC	Delaware	Limited liability company
KW Fund V - REIT C0-Manager, LLC	Delaware	Limited liability company
KW Fund V - REIT Holdings TRS LLC	Delaware	Limited liability company
KW Fund V - REIT Holdings, LLC	Delaware	Limited liability company
KW Fund V - Roseville Parkway, LLC	Delaware	Limited liability company
KW Fund V - Sandman, LLC	Delaware	Limited liability company
KW Fund V - SLC Retail	Delaware	Limited liability company
KW Fund V - Sunnyside, LLC	Delaware	Limited liability company
KW Fund V - Willows Commerce Park LLC	Delaware	Limited liability company
KW Fund VI - Draper, LLC	Delaware	Limited liability company
KW Fund VI Milpitas, LLC	Delaware	Limited liability company
KW Fund VI - Redmond East, LLC	Delaware	Limited liability company
KW Fund VI REI Holdings, LLC	Delaware	Limited liability company
KW Fund VI - REIT C0-Manager, LLC	Delaware	Limited liability company
KW Fund VI - REIT Holdings TRS LLC	Delaware	Limited liability company
KW Fund VI - REIT Holdings, LLC	Delaware	Limited liability company
KW Fund VI - Riverboat Road	Delaware	Limited liability company
KW Fund VI - Valley Oaks, LLC	Delaware	Limited liability company
KW Fund VI Non REIT Holdings, LLC	Delaware	Limited liability company
KW Fund VI Non-REIT Holdings, LLC	Delaware	Limited liability company
KW Hanover Quay, LLC	Delaware	Limited liability company
KW Happy Valley, LLC	Delaware	Limited liability company
KW Harbor II, LLC	Delaware	Limited liability company
KW Harbor, LLC	Delaware	Limited liability company
KW Harrington Square, LLC	Delaware	Limited liability company
KW Harrington, LLC	Delaware	Limited liability company
KW Hawaii Development LLC	Hawaii	Limited liability company
KW Hawaii Executives, LLC	California	Limited liability company
KW Hawaii, Inc.	Delaware	Limited liability company
KW Hedges Creek, LLC	Delaware	Limited liability company
KW Hidden Creek, LLC	Delaware	Limited liability company
KW Hillcrest Shopping Center, LLC	Delaware	Limited liability company
KW Hilltop Manager II, LLC	Delaware	Limited liability company
KW Holiday Village Sopping Center, LLC	Delaware	Limited liability company
KW Indigo Land, LLC	California	Limited liability company
KW Indigo TIC	Delaware	Limited liability company
KW Indigo, LLC	Delaware	Limited liability company
KW Investment Adviser, LLC	Delaware	Limited liability company
KW investments West Coast, LLC	Delaware	Limited liability company
KW Ireland, LLC	Delaware	Limited liability company
KW James Street LLC (sold to Kenedix in 2017)	Delaware	Limited liability company
KW James Street Manager, LLC	California	Limited liability company
KW Jororo - 129 Paoakalani, LLC	California	Limited liability company
KW Jororo- 2241 Kapiolani, LLC	Delaware	Limited liability company
KW Kawana Spring, LLC	Delaware	Limited liability company
KW Kirker Creek Executives, LLC	Delaware	Limited liability company
KW Kirker Creek, LLC	Delaware	Limited liability company
K-W Kohanaiki Group, Inc.	Delaware	Limited liability company
KW Kohanaiki Shores Member, LLC	California	Limited liability company
KW Kona Investors Manager, LLC	Delaware	Limited liability company
KW Kona Investors, LLC	Delaware	Limited liability company
KW Kona LLC	Delaware	Limited liability company
KW Lake Merritt, LLC	Hawaii	Limited liability company
KW Lakeland, LLC	Delaware	Limited liability company
KW Liberty Lake, LLC	Delaware	Limited liability company
KW Linder Road, LLC	Delaware	Limited liability company
KW Loan Partners I, LLC	Delaware	Limited liability company
KW Loan Partners III, LLC	California	Limited liability company
KW Loan Partners V, LLC	Delaware	Limited liability company
KW Loan Partners VII, LLC	Delaware	Limited liability company
KW Loan Partners VIII, LLC	Delaware	Limited liability company
KW LV 3 Sponsor, LLC	Delaware	Limited liability company
KW Majestic West, LLC	Delaware	Limited liability company
KW Marina View Land Partners, LLC	Delaware	Limited liability company
KW Marina View Venture, LLC	Delaware	Limited liability company
KW Marina View, LLC	Delaware	Limited liability company

KW Midvale, LLC	Delaware	Limited liability company
KW Montclair Executives, LLC	Delaware	Limited liability company
KW Montclair, LLC	California	Limited liability company
KW Mount Hood, LLC	Delaware	Limited liability company
KW Multi-Family Management Group, LLC	Delaware	Limited liability company
KW MW Lakeharbor, LLC	Delaware	Limited liability company
KW MW Mullan, LLC	Delaware	Limited liability company
KW NB LLC	Delaware	Limited liability company
K-W Northstar Beverage, LLC	Delaware	Limited liability company
KW Northstar Venture Penthouses, LLC	California	Limited liability company
KW Northstar Ventures, LLC	Delaware	Limited liability company
KW NWLA CDF I Manager LLC	Delaware	Limited liability company
KW Olympia LLC	Delaware	Limited liability company
KW One Baxter Way GP, LLC	Delaware	Limited liability company
KW Onyx, TIC	California	Limited liability company
KW Park Santa Fe, LLC	Delaware	Limited liability company
KW PCCP Montclair, LLC	Delaware	Limited liability company
KW Pioneer Shopping Center, LLC	Delaware	Limited liability company
KW Portfolio Fifth and Madison Property Manager, LLC	Delaware	Limited liability company
K-W Portfolio Group I, Inc.	Delaware	Limited liability company
KW Portfolio XII Manager LLC	Delaware	Limited liability company
KW Portfolio XIII, LLC	Delaware	Limited liability company
KW Portland Southgate, LLC	Delaware	Limited liability company
K-W Properties	Delaware	Corporation
K-W Properties II, Inc.	Delaware	Corporation
KW Property Fund II, L.P.	California	Limited liability company
KW Property Fund III (QP-A) L.P.	Delaware	Limited Partnership
KW Property Fund III, L.P.	Delaware	Limited liability company
KW Quebec Asset Manager, LLC	Delaware	Limited liability company
KW Quebec Participant, LLC	Delaware	Limited liability company
KW Radius, LLC	Delaware	Limited liability company
KW Ravenswood Equity LLC	Delaware	Limited liability company
KW Ravenswood LLC	California	Limited liability company
KW RC Happy Valley, LLC	Delaware	Limited liability company
KW Real Estate II Carry, LLC	Delaware	Limited liability company
KW Real Estate II Equity, LLC	Delaware	Limited liability company
KW Real Estate II GP, LLC	Delaware	Limited liability company
KW Real Estate Venture XIII, LLC	Delaware	Limited liability company
KW Redcliff Shopping Center LLC	Delaware	Limited liability company
KW Redmond Manager, LLC	Delaware	Limited liability company
KW Redmond, LLC	Delaware	Limited liability company
KW Redwood Shores, LLC	Delaware	Limited liability company
KW Residential Capital, LLC	Delaware	Limited liability company
KW Residential, LLC	Delaware	Limited liability company
KW Richfield Plaza, LLC	Delaware	Limited liability company
KW River Pointe Premiere, LLC	Delaware	Limited liability company
KW River Pointe, LLC	Delaware	Limited liability company
KW Riverdale and 36, LLC	Delaware	Limited liability company
KW Riverstone Lane, LLC	Delaware	Limited liability company
KW Rosewood Premiere, LLC	Delaware	Limited liability company
KW Sacramento, LLC	Delaware	Limited liability company
KW Sandpiper, LLC	Delaware	Limited liability company
KW Santa Clarita Townhomes, LLC	Delaware	Limited liability company
K-W Santiago Inc.	Delaware	Limited liability company
KW Savier Street, LLC	California	Limited liability company
KW Securities, LLC	Delaware	Limited liability company
KW Serenade Manager, LLC	Delaware	Limited liability company
KW Sky Valley, LLC	Delaware	Limited liability company
KW State Street, LLC	Delaware	Limited liability company
KW Stoneridge, LLC	Delaware	Limited liability company
KW Summer House Manager, LLC	Delaware	Limited liability company
KW Sunset CP Asset Manager, LLC	Delaware	Limited liability company
KW Sunset CP Participant, LLC	Delaware	Limited liability company
KW Tacoma Apartments, LLC	Delaware	Limited liability company
KW Tacoma Condos, LLC	Delaware	Limited liability company
KW Taylor Yard 55, LLC	Delaware	Limited liability company
KW Terra West Executives, LLC	Delaware	Limited liability company
KW Terra West Sponsor	Delaware	Limited liability company
KW Tumwater, LLC	Delaware	Limited liability company
KW UK Loan Partners, LLC	Delaware	Limited liability company

KW University Glen Executives, LLC	Delaware	Limited liability company
KW University Glen Manager, LLC	Delaware	Limited liability company
KW University Glen, LLC	Delaware	Limited liability company
KW University Partners, LLC	Delaware	Limited liability company
KW University Place, LLC	Delaware	Limited liability company
KW UR Investments 1, LLC	Delaware	Limited liability company
KW UR Investments 2, LLC	Delaware	Limited liability company
KW UR Investments 3, LLC	Delaware	Limited liability company
KW UR Investments 4, LLC	Delaware	Limited liability company
KW UR Investments 5 LLC	Delaware	Limited liability company
KW UR Investments 6, LLC	Delaware	Limited liability company
KW UR Investments 7, LLC	Delaware	Limited liability company
KW Vallejo TIC, LLC	Delaware	Limited liability company
KW Victory Land Loan, LLC	Delaware	Limited liability company
KW Victory Plaza Loan, LLC	Delaware	Limited liability company
KW Waseda Executives, LLC	Delaware	Limited liability company
KW Westmoreland Executives, LLC	Delaware	Limited liability company
KW Westmoreland TIC	Delaware	Limited liability company
KW Whitewater Park, LLC	Delaware	Limited liability company
KW/AB Desert Ramrod Holdings, LLC	Delaware	Limited liability company
KW/AB Terra West Holdings, LLC	Delaware	Limited liability company
KW/CV Sunset, LLC	Delaware	Limited liability company
KW/KDX Bailey JV, LLC	Delaware	Limited liability company
KW/LF - Malibu Sands, LLC	Delaware	Limited liability company
KW/LF 7080 Hollywood, LLC	Delaware	Limited liability company
KW/LF Equinox, LLC	California	Limited liability company
KW/LF Radius, LLC	Delaware	Limited liability company
KW/WDC West Campus, LLC	Delaware	Limited liability company
KW/WDC Westmoreland Manager, LLC	Delaware	Limited liability company
KW/WDC Westmoreland, LLC	Delaware	Limited liability company
KWF Executives IV, LLC	California	Limited liability company
KWF Investors I, LLC	California	Limited liability company
KWF Investors III, LLC	Delaware	Limited liability company
KWF Investors IV, LLC	Delaware	Limited liability company
KWF Investors V, LLC	Delaware	Limited liability company
KWF Investors VII, LLC	Delaware	Limited liability company
KWF Manager I, LLC	Delaware	Limited liability company
KWF Manager II, LLC	Delaware	Limited liability company
KWF Manager III, LLC	Delaware	Limited liability company
KWF Manager IV, LLC	Delaware	Limited liability company
KWF Manager IX, LLC	Delaware	Limited liability company
KWF Manager VI, LLC	Delaware	Limited liability company
KWF Manager VII, LLC	Delaware	Limited liability company
KWF Manager X, LLC	Delaware	Limited liability company
KWF Manager XI, LLC	Delaware	Limited liability company
KWF Manager XII, LLC	Delaware	Limited liability company
KWF Manager XIII, LLC	Delaware	Limited liability company
KWF Manager XIV, LLC	Delaware	Limited liability company
KWF Real Estate Venture Azure, LLC	Delaware	Limited liability company
KWF Real Estate Venture III, L.P.	Delaware	Limited Partnership
KWF Real Estate Venture IV, L.P.	Delaware	Limited Partnership
KWF Real Estate Venture IX, LP	Delaware	Limited Partnership
KWF Real Estate Venture VII, LP	Delaware	Limited Partnership
KWF Real Estate Venture X, L.P.	Delaware	Limited Partnership
KWF Real Estate Venture XI, LP	Delaware	Limited Partnership
KWF Real Estate Venture XII, LP	Delaware	Limited Partnership
KWF Real Estate Venture XIII, L.P.	Delaware	Limited Partnership
KWI America Multifamily, LLC	Delaware	Limited Partnership
KWI Property Fund I, L.P.	Delaware	Limited liability company
KW-Northstar Ventures, LLC	Delaware	Limited liability company
KWP Financial	Delaware	Corporation
KWP Financial I	Delaware	Limited liability company
KWP Financial XI, LLC	California	Corporation
KW-VHH Member, LLC	California	Corporation
KW-VHH, LLC	California	Limited liability company
Meyers Research, LLC	Delaware	Limited liability company
Mokuleia Shores Holder LLC	Delaware	Limited liability company

Monaco Park Owner	Delaware	Limited liability company
North Shore Water Company LLC	Hawaii	Limited liability company
Northwest Louisiana Community Development Fund I, LLC	Delaware	Limited liability company
One Baxter Way GP, LLC	Delaware	Limited liability company
One Baxter Way JV, LLC	Delaware	Limited liability company
One Baxter Way, LP	Delaware	Limited liability company
Pacifica East Coast Partners, LLC	Delaware	Limited liability company
Pacifica Partners, LLC	Delaware	Limited liability company
Pacifica West Coast Partners, LLC	Delaware	Limited liability company
Riverscape Parkway, LLC	Delaware	Limited liability company
Rutter/Kohanaiki, LLC	California	Limited liability company
Santa Maria Land Partners Manager, LLC	Delaware	Limited liability company
Santa Maria Land Partners, LLC	California	Limited liability company
Santiago Land Holdings, LLC	Delaware	Limited liability company
SG KW Venture I LLC	Delaware	Limited liability company
SG KW Venture I Manager, LLC	Delaware	Limited liability company
SoCal Baker, LLC	Delaware	Limited liability company
Socal Harbor, LLC	Delaware	Limited liability company
Southern Oaks Apartment Homes	Delaware	Limited liability company
SV Investment East Coast Partners, LLC	Hawaii	Limited liability company
SV Investment Group Partners Manager, LLC	California	Limited liability company
SV Investment Group Partners, LLC	Delaware	Limited liability company
SV Investment West Coast Partners, LLC	Delaware	Limited liability company
Village Square Apartment Homes	Delaware	Limited liability company
Waseda Partners, LLC	Delaware	Limited liability company
WDC Babcock Fairways, LLC	Delaware	Limited liability company
Windscape Village LLC (suspended)	Delaware	Limited liability company
Woodlands Village Shopping Center, LLC	Delaware	Limited liability company